Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Compensation Committee grants equity as dictated by its normal processes and has not, and does not, spring load or otherwise time equity grants in coordination with the release of material non-public information. No employee has attempted to time LTI award grants by making grant recommendations to the Compensation Committee.

The CEO has limited authorization to grant restricted stock awards to new or promoted personnel or to retain key employees who are not Officers. Range does not currently grant stock options, stock appreciation rights, or similar option-like instruments.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Compensation Committee grants equity as dictated by its normal processes and has not, and does not, spring load or otherwise time equity grants in coordination with the release of material non-public information.